UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: May 18, 2023
(Date of earliest event reported)

Columbia Banking System, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Washington	000-20288	91-1422237
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 A Street
Tacoma, Washington 98402-4200
(address of Principal Executive Offices)(Zip Code)

(253) 305-1900
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ☐ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ☐ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ☐ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ☐ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE
Common Stock	COLB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ☐]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [ ]

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 18, 2023, Columbia Banking System, Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”). There were 208,436,922 shares outstanding and entitled to vote at the 2023 Annual Meeting; of those shares 186,613,645 were present in person or by proxy. The following matters were voted upon at the 2023 Annual Meeting:

1.The election of fourteen directors to serve on the Company’s Board of Directors until the 2024 Annual Meeting or until their successors have been elected and have qualified;
2.An advisory (non-binding) resolution to approve the compensation of the Company’s named executive officers;
3.An advisory (non-binding) resolution to approve the frequency of future advisory votes on executive compensation; and
4.An advisory (non-binding) resolution to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The following is a summary of the voting results for the matters voted upon by the shareholders.

1. Election of Directors

Director's Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Cort L. O’Haver	171,495,999	3,191,760	128,522	11,797,364
Craig D. Eerkes	172,467,412	2,212,097	136,772	11,797,364
Mark A. Finkelstein	171,843,072	2,838,329	134,880	11,797,364
Eric S. Forrest	172,076,618	2,588,361	151,302	11,797,364
Peggy Y. Fowler	172,282,756	2,376,152	157,373	11,797,364
Randal L. Lund	172,987,946	1,673,477	154,858	11,797,364
Luis F. Machuca	173,100,379	1,579,677	136,225	11,797,364
S. Mae Fujita Numata	170,930,142	3,752,217	133,922	11,797,364
Maria M. Pope	173,251,197	1,388,265	176,819	11,797,364
John F. Schultz	173,083,995	1,558,862	173,424	11,797,364
Elizabeth W. Seaton	172,291,327	2,373,810	151,144	11,797,364
Clint E. Stein	173,082,430	1,599,579	134,272	11,797,364
Hilliard C. Terry, III	173,647,033	1,016,829	152,419	11,797,364
Anddria Varnado	172,988,579	1,661,974	165,728	11,797,364

2. Advisory (non-binding) Approval of Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
170,344,283	4,113,802	358,196	11,797,364

3. Advisory (non-binding) Approval of Frequency of Future Advisory Votes on Executive Compensation

1 Year	2 Years	3 Years	Abstain
164,421,130	135,600	10,064,440	195,111

4. Advisory (non-binding) Ratification of Appointment of Independent Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
181,534,128	4,941,409	138,108	—

Based on the Company’s Board of Directors’ recommendation in the proxy statement for the 2023 Annual Meeting and the voting results with respect to the advisory vote on the frequency of future advisory votes on executive compensation, the Company has determined to hold an advisory vote on executive compensation annually.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA BANKING SYSTEM, INC. (Registrant)
Dated: May 23, 2023	By:/s/ Kumi Yamamoto Baruffi Kumi Yamamoto Baruffi General Counsel